SUNAMERICA FOCUSED SERIES, INC.
                               Focused Portfolios

              Supplement to the Prospectus dated February 20, 2004

         Effective immediately, on pages 42 and 43 of the Prospectus, under the heading "MORE INFORMATION ABOUT THE PORTFOLIOS" the column entitled "What risks may affect the Portfolio?" for the Focused Large-Cap Growth Portfolio and Focused Growth and Income Portfolio is replaced with the following:

                PRINCIPAL RISKS:
                o   Stock market volatility
                o   Securities selection
                o   Non-diversification
                NON-PRINCIPAL RISKS:
                o   Foreign exposure
                o   Derivatives
                o   Hedging
                o   Small and mid market capitalization
                o   Emerging markets


Dated:  March 17, 2004